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                                EXHIBIT 10.13

                            AMENDMENT NUMBER THREE
                                      TO
                       TEXAS REGIONAL BANCSHARES, INC.
              AMENDED AND RESTATED EMPLOYEE STOCK OWNERSHIP PLAN
                           (WITH 401(K) PROVISIONS)

            Texas Regional Bancshares, Inc., a corporation organized and operating under the laws of the State of Texas, and registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "Company"), together with the Trustees of the Texas Regional Bancshares, Inc. Amended and Restated Employee Stock Ownership Plan (with 401(k) Provisions) adopt the following amendments to the Plan effective as of March 12, 2002.

            WHEREAS, the Company has established and maintains the Texas Regional Bancshares, Inc. Amended and Restated Employee Stock Ownership Plan (with 401(k) Provisions) (the "Plan"); and

            WHEREAS, effective as of February 1, 2002, Texas State Bank acquired the data processing contracts or agreements, computer systems and other assets related to the data processing business of Frost National Bank located at 975 William D. Tate, Grapevine, Texas (the "Grapevine Data Center Business"), and, as a part of the acquisition of the Grapevine Data Center Business, the Company and its subsidiaries have become the employer of certain of Frost National Bank's former employees that were employed in the Grapevine Data Center Business; and

            WHEREAS, the Company and Riverway Holdings, Inc. entered into an Agreement and Plan of Reorganization, pursuant to which, effective as of February 22, 2002, Riverway Holdings, Inc. and its wholly owned subsidiary Riverway Holdings of Delaware, Inc. merged with and into Texas Regional Delaware, Inc., and Riverway Bank merged with and into Texas State Bank, and, as a part of those mergers, the Company and its subsidiaries have become the employer of the employees of the former Riverway Holdings, Inc. and its subsidiaries; and

            WHEREAS, it is the desire of the Company and its wholly owned subsidiary, Texas State Bank, that eligible former employees of Riverway Bancshares, Inc., Riverway Holdings of Delaware, Inc. and Riverway Bank, as a result of becoming employees of the Company and Texas State Bank pursuant to the mergers, and that eligible former employees of the Grapevine Data Center Business, also as a result of becoming eligible employees of Texas State Bank pursuant to the acquisition of the Grapevine Data Center Business, be entitled to participate in the Plan; and

            WHEREAS, the Board of Directors desires to coordinate and consolidate the employee benefit programs available to all employees of the Company and its subsidiaries;

            NOW THEREFORE, IT IS HEREBY AGREED THAT the Plan is hereby amended effective as of March 12, 2002 as follows:

      1. AMENDMENT RELATED TO DEFINITION OF "SERVICE." The definition of "Service" in Section 2.65 of the Plan (as originally stated in the Plan and as the same may have been previously amended) is hereby deleted and substituted therefor is the following language:

            "2.65 "Service" means employment with (i) the Company, (ii) a Participating Employer, (iii) Mid Valley Bank, as predecessor to the Company's subsidiary, Texas State Bank (with respect to those Employee participants that were formerly participants in the Mid Valley Bank Employees' Pension Plan), (iv) First National Bank of South Texas (with respect to those Employees who were employed by First National Bank of South Texas as employees of the Rio Grande City and Roma branch bank facilities of First National Bank of South Texas as of the time of acquisition of such branch bank facilities by Texas State Bank), (v) First State Bank & Trust Co. and The Border Bank (with respect to those Employees who were employed by First State Bank & Trust Co. or The Border Bank as employees of such banks as of the time of the merger of such banks with and into Texas State Bank), (vi) Brownsville National Bank, Texas Bank & Trust and Bank of Texas (with respect to those Employees who were employed by Brownsville National Bank, Texas Bank & Trust or Bank of Texas as of the time of the merger of such banks with and into Texas State
      Bank), (vii) Harlingen Bancshares, Inc., HN Bancshares of Delaware, Inc. and/or Harlingen National Bank (with respect to those individuals who are Employees as of October 1, 1999 and who were employed by Harlingen Bancshares, Inc., HN Bancshares of Delaware, Inc. and/or Harlingen National Bank as of August 15th, 1999), (viii) Frost National Bank and Overton Park Bank (with respect to those individuals who are Employees as of March 12, 2002 and who were employed in connection with the data processing business of Frost National Bank located at 975 William D. Tate, Grapevine, Texas as of the date of acquisition of that business by Texas State Bank), and/or (ix) Riverway Holdings, Inc., Riverway Holdings of Delaware, Inc. and/or Riverway Bank (with respect to those individuals who are Employees as of March 12, 2002 and who were employed by Riverway Holdings, Inc., Riverway Holdings of Delaware, Inc. and/or Riverway Bank as of the time of merger of Riverway Holdings, Inc. with and into Texas Regional Delaware, Inc.)."

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      2. AMENDMENT TO DEFINITION OF "YEARS OF SERVICE." The last paragraph in the definition of "Years of Service" in Section 2.76 of the Plan (as originally stated in the Plan and as the same may have been previously amended) is hereby deleted and substituted therefor is the following language:

            "Years of Service with (a) the Employer, (b) an Affiliated Employer,
      (c) Mid Valley Bank, as predecessor to the Employer's subsidiary, Texas State Bank (with respect to those Employee participants that were formerly participants in the Mid Valley Bank Employees' Pension Plan), (d) First National Bank of South Texas (with respect to those Employees who were employed by First National Bank of South Texas as employees of the Rio Grande City and Roma branch bank facilities of First National Bank of South Texas as of the time of acquisition of such branch bank facilities by Texas State Bank), (e) First State Bank & Trust Co. and The Border Bank (with respect to those Employees who were employed by First State Bank & Trust Co. or The Border Bank as employees of such banks as of the time of the merger of such banks with and into Texas State Bank), (f) Brownsville National Bank, Texas Bank & Trust and Bank of Texas (with respect to those Employees who were employed by Brownsville National Bank, Texas Bank & Trust or Bank of Texas as of the time of the merger of such banks with and into Texas State Bank), (g) Harlingen Bancshares, Inc., HN Bancshares of Delaware, Inc. and/or Harlingen National Bank (with respect to those individuals who are Employees as of October 1, 1999 and who were employed by Harlingen Bancshares, Inc., HN Bancshares of Delaware, Inc. and/or Harlingen National Bank as of August 15, 1999) will be recognized, (h) Frost National Bank and Overton Park Bank (with respect to those individuals who are Employees as of March 12, 2002 and who were employed in connection with the data processing business of Frost National Bank located at 975 William D. Tate, Grapevine, Texas as of the date of acquisition of that business by Texas State Bank), and/or (i) Riverway Holdings, Inc., Riverway Holdings of Delaware, Inc. and/or Riverway Bank (with respect to those individuals who are Employees as of March 12, 2002 and who were employed by Riverway Holdings, Inc., Riverway Holdings of Delaware, Inc. and/or Riverway Bank as of the time of merger of Riverway Holdings, Inc. with and into Texas Regional Delaware, Inc.)."

      3. PARTICIPANTS. As a result of the amendments to the Plan pursuant to sections 1 and 2 of this Amendment, persons who were employees of Frost National Bank in the Grapevine Data Center Business as of the date of acquisition of that business by Texas State Bank, and persons who were employees of Riverway Holdings, Inc., Riverway Holdings of Delaware, Inc. and/or Riverway Bank as of the time of merger of Riverway Holdings, Inc. with and into Texas Regional Delaware, Inc. will become Participants (as that term is defined in the Plan) as of the date that such persons become employees of the Company and/or Texas State Bank as provided in sections 1 and 2, without regard to the requirement of entry on January 1st or July 1st subsequent to their initial dates of service, provided that they are otherwise qualified to be Participants as set forth in the Plan. The Plan is hereby further amended to provide that such persons become Participants immediately upon commencement of employment by the Company and/or Texas State Bank, without regard to the requirement of entry on January 1st or July 1st subsequent to their initial dates of service, provided that they are otherwise qualified under the Plan. Notwithstanding the foregoing, each such employee shall only be credited (pursuant to and in accordance with the rules set forth in the Plan) with the amount of compensation paid by the Company and/or Texas State Bank, and shall not be credited with any part of such employee's compensation paid by Frost National Bank, Overton Park Bank, Riverway Holdings, Inc., Riverway Holdings of Delaware, Inc. or Riverway Bank for purposes of determining allocations of Employer Contributions and Forfeitures and for all other purposes.

      4. DEFINITIONS. Defined terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Plan.

      IN WITNESS WHEREOF, this Third Amendment to the Texas Regional Bancshares, Inc. Amended and Restated Employee Stock Ownership Plan (with 401(k) Provisions) has been executed this 12th day of March, 2002 to be effective as of the dates provided above.

                                       TEXAS REGIONAL BANCSHARES, INC.

                                       BY: /s/ G.E. RONEY
                                           ----------------------------------
                                               G.E. Roney
                                               Chairman of the Board and
                                               Chief Executive Officer

AGREED TO AND ACCEPTED BY:

/s/ G. E. RONEY
-------------------------------------
Glen E. Roney, Trustee

/s/ MORRIS ATLAS
-------------------------------------
Morris Atlas, Trustee

/s/ FRANK N. BOGGUS
-------------------------------------
Frank N. Boggus, Trustee